UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2006

                   DATE OF REPORTING PERIOD: NOVEMBER 30, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.






                             [GRAPHIC OMITTED]




                                              CHARTWELL
                                              DIVIDEND AND
                                              INCOME FUND, INC.

                                              ANNUAL REPORT TO SHAREHOLDERS
                                              DATED NOVEMBER 30, 2006


                             [LOGO OMITTED]   CHARTWELL INVESTMENT
                                              PARTNERS
                                              WWW.CHARTWELLIP.COM

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
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INVESTMENT OBJECTIVES & STRATEGY (UNAUDITED)

The Chartwell Dividend and Income Fund's (the "Fund") primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.


                                        2
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
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DEAR SHAREHOLDERS (UNAUDITED),

The total market return in the fiscal year ended November 30, 2006 for The Chartwell Dividend and Income Fund (CWF), including dividends reinvested, was 0.36%. This return was achieved even as the total market return in the last six months ended November 30, 2006 was 19.12%, reversing a negative market return of -15.74% during the first six months of the fiscal year.

The Net Asset Value (NAV) return was strong throughout the entire fiscal year and advanced 22.51%. These results exceeded the performance of the broad stock market as the S&P 500 advanced 14.23% and the Merrill Lynch High Yield Cash Pay Index returned 11.46% for the twelve months ended November 30, 2006.

We remain constructive on the outlook for the stock market and the high yield bond market. We believe that recent positive trends in both markets are fully supported by the performance of the U.S. economy. Previous shareholder letters discussed economic growth as being solid despite a slowing housing market, high oil prices, and rising short-term interest rates. It may be that the worries over these issues are yesterday's problems. In our view, the national housing market appears stable, even as new home construction declines. Despite the best efforts of OPEC, oil prices are well off their highs. In addition, short-term interest rates have stopped rising. Speculation is that the Federal Reserve's (the "Fed") next move may be to lower the Fed Funds Rate. In our opinion, the central question is whether future inflation will be too high for the Fed to be overly accommodative. The Consumer Price Index (CPI) is 2.0% above its year earlier level. The "core" index, which excludes energy and food prices, is 2.5% above its year-ago level. Some Fed watchers believe the Fed's "core" inflation target is around 2.0%. If so, the Fed may disappoint those hoping for lower rates in the near future.





                                        3
                                      -----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)

Among the pleasant economic surprises was the surge in November retail sales. Sales rose by a seasonally adjusted 1.0%, much better than anticipated. The woes of the housing industry and the domestic auto companies do not appear to be dampening spending levels elsewhere. Sales of electronics, appliances and other consumer goods appear to be on solid footing. Please read the equity and fixed income commentary for more information and analysis.



Sincerely,

/s/ Winthrop S. Jessup

Winthrop S. Jessup
CHAIRMAN
CHARTWELL DIVIDEND AND INCOME FUND


/s/ Bernard P. Schaffer                      /s/ Andrew S. Toburen
Bernard P. Schaffer                          Andrew S. Toburen
PORTFOLIO MANAGER                            PORTFOLIO MANAGER




                            PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                          Andrew S. Toburen
PORTFOLIO MANAGER                            PORTFOLIO MANAGER
EQUITY                                       FIXED INCOME

Paul Matlack                                 Christine F. Williams
PORTFOLIO MANAGER                            PORTFOLIO MANAGER
FIXED INCOME                                 FIXED INCOME




                                        4
                                      -----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2006?

For the fiscal year ended November 30, 2006, the Fund's market return was 0.36% including dividends reinvested. The total return of the net assets of the Fund including the reinvestment of dividends was 22.51%. Despite a significant sell-off in May, the equity market (as represented by the S&P 500) returned 14.23% for the fiscal year. The equity market rally in the second half of the Fund's fiscal year was fueled by the Fed's decision in early August not to raise the Fed Fund's rate for the first time in seventeen meetings and the decline in crude oil prices.

The Merrill Lynch High Yield Cash Pay Index returned 11.46% for the fiscal year ended November 30, 2006. Receding inflation fears, falling interest rates, and rising equity prices sparked a second half rally that pushed returns solidly higher. High yield was the best performing domestic fixed income category, outpacing the 10-year Treasury and investment grade corporate bonds, which returned 4.18% and 6.37% (Merrill Lynch U.S. Corporate Master Index), by a


--------------------------------------------------------------------------------
                       HIGH YIELD PREMIUM OVER TREASURIES
                      November 30, 1996 - November 30, 2006
                       (Source: Merrill Lynch, Bloomberg)

[Line Graph Omitted]
Plot points for EDGAR purposes as follows:

         (basis points)
Nov-96   305
Dec-96   266
Jan-97   260
Feb-97   243
Mar-97   258
Apr-97   271
May-97   243
Jun-97   241
Jul-97   242
Aug-97   230
Sep-97   234
Oct-97   272
Nov-97   266
Dec-97   269
Jan-98   271
Feb-98   261
Mar-98   260
Apr-98   271
May-98   293
Jun-98   350
Jul-98   351
Aug-98   502
Sep-98   573
Oct-98   613
Nov-98   530
Dec-98   555
Jan-99   550
Feb-99   507
Mar-99   510
Apr-99   464
May-99   467
Jun-99   465
Jul-99   444
Aug-99   465
Sep-99   489
Oct-99   499
Nov-99   470
Dec-99   453
Jan-00   461
Feb-00   496
Mar-00   584
Apr-00   596
May-00   618
Jun-00   615
Jul-00   617
Aug-00   641
Sep-00   664
Oct-00   757
Nov-00   874
Dec-00   881
Jan-01   739
Feb-01   729
Mar-01   760
Apr-01   739
May-01   703
Jun-01   739
Jul-01   745
Aug-01   731
Sep-01   914
Oct-01   865
Nov-01   752
Dec-01   734
Jan-02   697
Feb-02   722
Mar-02   621
Apr-02   601
May-02   643
Jun-02   781
Jul-02   874
Aug-02   882
Sep-02   966
Oct-02   974
Nov-02   800
Dec-02   802
Jan-03   747
Feb-03   757
Mar-03   696
Apr-03   576
May-03   614
Jun-03   554
Jul-03   488
Aug-03   477
Sep-03   483
Oct-03   415
Nov-03   401
Dec-03   368
Jan-04   360
Feb-04   381
Mar-04   392
Apr-04   351
May-04   383
Jun-04   371
Jul-04   369
Aug-04   381
Sep-04   372
Oct-04   355
Nov-04   310
Dec-04   314
Jan-05   341
Feb-05   305
Mar-05   360
Apr-05   423
May-05   423
Jun-05   404
Jul-05   354
Aug-05   390
Sep-05   378
Oct-05   381
Nov-05   394
Dec-05   399
Jan-06   368
Feb-06   369
Mar-06   339
Apr-06   318
May-06   330
Jun-06   351
Jul-06   359
Aug-06   369
Sep-06   365
Oct-06   353
Nov-06   347

--------------------------------------------------------------------------------

wide margin. Returns were inversely related to credit quality and ranged from 10.1% for BB-rated bonds to 17.1% for CCC-rated bonds. Default rates remained below their historical average for the period, and the market's spread to the benchmark Treasury (or "risk premium") declined modestly from 3.8% to 3.5%.

In May 2006, the Fund lowered its monthly distribution from 8.33 cents per share to 7.33 cents per share. The reduction was in response to lower yields on the Fund's fixed income investments and higher short term borrowing costs, which reduced the net investment income available for distributions. While the reduction of the monthly distribution reflected current financial market conditions at the time, we remain optimistic about the long term potential of the investments in the Fund.


                                        5
                                      -----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The equity portion of the Fund returned 26.9% due to strong performance in a number of stocks, particularly in the financial, telecommunication services and consumer staples sectors. ALLIANCE BERNSTEIN, AMERICAN CAPITAL STRATEGIES, ISTAR FINANCIAL, INC., BOSTON PROPERTIES, INC., ALASKA COMMUNICATIONS SYSTEMS GROUP AND LOEWS CORPORATION--CAROLINA GROUP were significant holdings and all had returns of between 29% and 62% during the period. In addition, each of these companies pays substantial dividends to shareholders. The Fund's largest stock holding was Bank of America (BAC). BAC's stock advanced over 17% while the dividend return was over 4%.


[BAR GRAPH OMITTED]
Plot Points for EDGAR Purposes are as follows:

--------------------------------------------------------------------------------
                                  TOTAL RETURN
                       FISCAL YEAR ENDED NOVEMBER 30, 2006

        26.9%        9.3%           14.2%          32.6%              11.5%




        CWF          CWF           S&P 500        Morgan             Merrill
      Equities      High            Index        Stanley              Lynch
                    Yield                       REIT Index         High Yield
                                                                    Cash Pay
                                                                      Index
--------------------------------------------------------------------------------

The fixed income portion of the Fund returned 9.34% for the period. Our top contributors to performance were GENERAL MOTORS ACCEPTANCE CORPORATION and FORD MOTOR CREDIT COMPANY, the financial subsidiaries of General Motors and Ford Motor Company. Other significant positive contributors included


[BAR GRAPH OMITTED]
Plot Points for EDGAR Purposes are as follows:

--------------------------------------------------------------------------------
                        HIGH YIELD INDUSTRY PERFORMANCE
     Fiscal Year Ended November 30, 2006 (Source: Merrill Lynch, Bloomberg)

  Healthcare    4.8%
      Gaming    7.1%
Homebuilding    7.6%
      Energy    8.4%
   Chemicals    8.8%
   Utilities    9.1%
    BB INDEX   10.1%
       Steel   10.2%
  Technology   10.6%
     B INDEX   11.1%
    HY INDEX   11.5%
       Paper   11.7%
     Telecom   11.7%
    Consumer   12.4%
    Cable TV   15.1%
   CCC INDEX   17.1%
  Automotive   21.5%
--------------------------------------------------------------------------------


                                        6
                                      -----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)

CINCINNATI BELL INC., an Ohio-based local phone company, and SUPERIOR ESSEX COMMUNICATION, LLC, a manufacturer of industrial wire and cable. Every major industry in the Merrill Lynch High Yield Cash Pay Index posted a positive return for the period, led by automotive related issuers which returned over 20% on average.

DID ANY COMMON STOCKS OR FIXED INCOME HOLDINGS WITHIN THE FUND UNDERPERFORM RELATIVE TO YOUR EXPECTATIONS?

As can be seen in the chart below, every sector in the S&P 500 had positive performance for the fiscal year. Among our larger stock holdings there were only a few stocks that underperformed versus our expectations (HOMEBANC CORPORATION, HARTFORD FINANCIAL SERVICES, NEW YORK COMMUNITY BANCORP, KINDER MORGAN ENERGY PARTNERS LP). The reasons for the poor performance were generally company specific. HomeBanc Corp. (HMB) was by far the most disappointing holding we held during the year. They are a mortgage REIT specializing in residential mortgages, mostly in the southeastern United States. Growing concerns about a weakening economy raising mortgage delinquencies and the slowing of the demand for new mortgages were responsible for a good portion of the share price decline. In addition, HMB has decided to change away from its current REIT structure which has caused additional selling pressure. We believe the company is worth more than it is currently selling for and believe we will be able to realize a better price for our shares once the selling pressure abates.

On the fixed income side of the Fund, our worst performing position was in HCA INC., a hospital operator that was the target of a leveraged buyout. Fortunately, we owned short dated HCA bonds, which experienced less price


[BAR GRAPH OMITTED]
Plot Points for EDGAR Purposes are as follows:

--------------------------------------------------------------------------------
                         S&P 500 TOTAL RETURN BY SECTOR
                      (FISCAL YEAR ENDED NOVEMBER 30, 2006)

            Energy   27.16%
         Utilities   20.96%
 Telecommunication
          Services   26.21%
             REITS   43.03%
       Industrials   12.49%
   Basic Materials   21.25%
          Consumer
     Discretionary   15.44%
        Financials   14.33%
          Consumer
           Staples   11.48%
        Technology    6.16%
       Health Care    9.76%
--------------------------------------------------------------------------------


                                        7
                                      -----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)

deterioration than the longer parts of HCA's capital structure. Other relatively poor performers included CHESAPEAKE ENERGY and WESTERN FINANCE. While the broad high yield market was strong, defensive industries comprised of relatively higher quality issuers such as healthcare, gaming and energy, underperformed during the year.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

In the first portion of the fiscal year we continued to increase our investment in Preferred Term Securities. These securities exhibit features of both equity and fixed income instruments and represent pools of bank and insurance company preferred securities. On the equity side of the portfolio, we became slightly more defensive by adding to our weight in the consumer staples and telecommunication services areas. Some new additions during the period were:
GATEHOUSE MEDIA, INC., a publisher of local newspapers and WINDSTREAM CORPORATION (FORMERLY VALOR COMMUNICATIONS GROUP), a provider of telecommunications services in rural communities in the southwestern United States. In addition we added to our position in REDDY ICE HOLDINGS, a manufacturer of packaged ice. Meanwhile, our weighting in the energy portion of the portfolio increased in the second half of the year as we added to our holdings of Master Limited Partnerships. This asset class carries high yields with exposure to the energy sector through ownership of mid-stream assets such as pipelines. Lastly, in the financial sector, we reduced our exposure to banks due to declining net interest margins and increased credit risks while we increased our exposure to non-bank financial companies such as AMERICAN CAPITAL STRATEGIES LIMITED and APOLLO INVESTMENT CORPORATION.

The bond side of the Fund continued to focus primarily on B and BB-rated issuers. Recent purchases include BLOUNT INC., a manufacturer of chainsaw chain, guide-bars and other outdoor industrial products, and IDEARC INC., the Yellow Pages directory business that was spun out of Verizon Communications. CHIQUITA BRANDS, a producer of bananas and other produce, and HOVNANIAN ENTERPRISES, a large homebuilder, were among the fixed income positions that we exited during the year.

HOW DID THE FUND TRADE RELATIVE TO ITS NET ASSET VALUE (NAV) DURING THE FISCAL YEAR?

As of November 30, 2006, the Fund was trading at a closing price of $9.78, which is a 2.4% premium to its Net Asset Value of $9.55. At the start of the fiscal year on November 30, 2005, the Fund was trading at a closing price of $10.70, a premium of 23.7% to its NAV of $8.65. Throughout the period, the Fund traded between a 4.0% discount to its NAV and a 27.2% premium to its NAV.


                                        8
                                      -----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)


[LINE GRAPH OMITTED]
Plot Points for EDGAR Purposes are as follows:

--------------------------------------------------------------------------------
                     HISTORY OF FUND PRICE, NAV AND PREMIUM
                       Fiscal Year Ended November 30, 2006
                               (Source: Bloomberg)

                       PRICE          NAV
12/01/05               10.70         8.65
12/2/05                10.74         8.70
12/9/05                10.66         8.68
12/16/05               10.59         8.78
12/23/05               10.19         8.72
12/30/05               10.20         8.65
1/6/06                 10.43         8.82
1/13/06                10.70         8.85
1/20/06                10.49         8.66
1/27/06                10.76         8.77
2/3/06                 10.75         8.63
2/10/06                10.88         8.66
2/17/06                10.95         8.84
2/24/06                10.67         8.86
3/3/06                 10.80         8.84
3/10/06                10.78         8.86
3/17/06                10.57         9.06
3/24/06                10.59         8.98
3/31/06                10.70         8.96
4/7/06                 10.46         8.95
4/14/06                10.52         8.88
4/21/06                10.51         8.95
4/28/06                10.49         9.02
5/5/06                  9.99         9.08
5/12/06                 9.72         8.93
5/19/06                 8.82         8.76
5/26/06                 8.47         8.79
6/2/06                  8.79         8.86
6/9/06                  8.40         8.75
6/16/06                 8.36         8.66
6/23/06                 8.58         8.56
6/30/06                 8.80         8.74
7/7/06                  9.03         8.84
7/14/06                 9.25         8.75
7/21/06                 9.34         8.80
7/28/06                 9.55         9.00
8/4/06                  9.80         9.07
8/11/06                10.00         8.98
8/18/06                 9.94         9.06
8/25/06                10.12         9.03
9/1/06                 10.15         9.07
9/8/06                 10.11         9.01
9/15/06                 9.95         9.12
9/22/06                 9.70         9.05
9/29/06                 9.76         9.08
10/6/06                 9.70         9.20
10/13/06                9.70         9.33
10/20/06                9.71         9.24
10/27/06                9.80         9.34
11/3/06                 9.65         9.33
11/10/06                9.70         9.42
11/17/06                9.84         9.58
11/24/06                9.75         9.51
11/30/06                9.78         9.55

                 PREMIUM/DISCOUNT
12/01/05               16.86
12/30/05               17.92
1/6/06                 18.25
1/13/06                20.90
1/20/06                21.13
1/27/06                22.69
2/3/06                 24.57
2/10/06                25.64
2/17/06                23.87
2/24/06                20.43
3/3/06                 22.17
3/10/06                21.67
3/17/06                16.67
3/24/06                17.93
3/31/06                19.42
4/7/06                 16.87
4/14/06                18.47
4/21/06                17.43
4/28/06                16.30
5/5/06                 10.02
5/12/06                 8.85
5/19/06                 0.69
5/26/06                -3.64
6/2/06                 -0.79
6/9/06                 -4.00
6/16/06                -3.46
6/23/06                 0.23
6/30/06                 0.69
7/7/06                  2.15
7/14/06                 5.71
7/21/06                 6.14
7/28/06                 6.11
8/4/06                  8.05
8/11/06                11.36
8/18/06                 9.71
8/25/06                12.07
9/1/06                 11.91
9/8/06                 12.21
9/15/06                 9.10
9/22/06                 7.18
9/29/06                 7.49
10/6/06                 5.44
10/13/06                3.97
10/20/06                5.09
10/27/06                4.93
11/3/06                 3.43
11/10/06                2.97
11/17/06                2.71
11/30/06                2.52
--------------------------------------------------------------------------------

WHAT IS YOUR CURRENT OUTLOOK FOR THE EQUITY AND FIXED INCOME MARKETS?

Looking out to the Fund's next fiscal year we are somewhat cautious about the expected returns for the equity market. While current absolute valuations are not expensive, corporate profit margins have been at or near peak levels for an extended period and corporate earnings comparisons will be difficult. There is currently conflicting evidence on the strength of the economy with job growth continuing to surprise on the upside, but other measures of economic output have been slowing of late. In our opinion, there are questions as to the strength of the consumer and both the housing and automotive markets have cooled substantially. Lastly, there appears to be significant consternation in the market regarding the next move by the Federal Reserve. With all of these mixed signals and the fact that the market has rallied approximately 14% from its June lows, we believe that the next year should bring good but not spectacular gains in the stock market with dividends continuing to play a significant role for investors. Therefore, we will continue to look to make investments in the equities of companies that appear to have solid business models that generate significant


                                        9
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)

cash flow which the companies return to their shareholders through stable and growing dividends.

In the fixed income portion of the Fund, we are optimistic about the outlook for the high yield bond market. Default rates remain low by historical standards, and despite five quarter-point increases in the Fed Funds Rate over the last year, the broad economy and corporate profits have continued to grow. A recent survey of Fed Senior Loan Officers indicates that most banks are maintaining stable lending standards, a sanguine environment for companies looking to expand their business or to refinance their balance sheets. Mergers and acquisitions, fueled by high stock prices and burgeoning private equity coffers, are expected to continue at an elevated pace. While not always the case, these transactions tend to be positive for high yield issuers. Our optimism is tempered


[LINE GRAPH OMITTED]
Plot Points for EDGAR Purposes are as follows:

--------------------------------------------------------------------------------
                HIGH YIELD DEFAULT RATES: TRAILING TWELVE MONTHS
                           November 1996-November 2006
                               (Source: Moody's)

         Default Rate
Nov-96           1.64
Dec-96           1.64
Jan-97           1.71
Feb-97           1.59
Mar-97           1.58
Apr-97           1.37
May-97           1.60
Jun-97           1.59
Jul-97           1.84
Aug-97           2.00
Sep-97           2.06
Oct-97           2.12
Nov-97           2.27
Dec-97           2.01
Jan-98           2.07
Feb-98           2.37
Mar-98           2.35
Apr-98           2.63
May-98           2.69
Jun-98           2.96
Jul-98           2.80
Aug-98           2.69
Sep-98           2.62
Oct-98           2.66
Nov-98           2.80
Dec-98           3.41
Jan-99           3.49
Feb-99           3.59
Mar-99           3.82
Apr-99           4.20
May-99           4.80
Jun-99           4.85
Jul-99           5.32
Aug-99           5.52
Sep-99           5.84
Oct-99           5.97
Nov-99           5.85
Dec-99           5.56
Jan-00           5.53
Feb-00           5.53
Mar-00           5.67
Apr-00           5.67
May-00           5.40
Jun-00           5.55
Jul-00           4.96
Aug-00           5.21
Sep-00           5.31
Oct-00           4.96
Nov-00           5.44
Dec-00           6.15
Jan-01           6.69
Feb-01           7.09
Mar-01           7.84
Apr-01           8.03
May-01           8.09
Jun-01           8.29
Jul-01           8.90
Aug-01           9.37
Sep-01           9.71
Oct-01          10.19
Nov-01          10.22
Dec-01          10.60
Jan-02          10.89
Feb-02          10.73
Mar-02          10.60
Apr-02          10.57
May-02          10.70
Jun-02          10.54
Jul-02          10.33
Aug-02          10.02
Sep-02           9.78
Oct-02           9.29
Nov-02           8.94
Dec-02           8.43
Jan-03           7.68
Feb-03           7.71
Mar-03           6.98
Apr-03           6.79
May-03           6.63
Jun-03           6.15
Jul-03           5.87
Aug-03           6.19
Sep-03           6.03
Oct-03           6.07
Nov-03           5.50
Dec-03           5.32
Jan-04           5.12
Feb-04           4.51
Mar-04           4.36
Apr-04           4.11
May-04           3.64
Jun-04           3.47
Jul-04           3.00
Aug-04           2.37
Sep-04           2.44
Oct-04           2.48
Nov-04           2.53
Dec-04           2.35
Jan-05           2.26
Feb-05           2.62
Mar-05           2.30
Apr-05           2.16
May-05           2.08
Jun-05           1.95
Jul-05           1.95
Aug-05           2.09
Sep-05           2.09
Oct-05           2.02
Nov-05           1.95
Dec-05           1.91
Jan-06           1.77
Feb-06           1.58
Mar-06           1.64
Apr-06           1.64
May-06           1.84
Jun-06           1.84
Jul-06           1.78
Aug-06           1.65
Sep-06           1.71
Oct-06           1.76
Nov-06           1.82
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
Plot Points for EDGAR Purposes are as follows:

--------------------------------------------------------------------------------
                                 FED FUNDS RATE
                      November 30, 1996 - November 30, 2006
                              (Source: Bloomberg)

Nov-96   5.25
Dec-96   5.25
Jan-97   5.25
Feb-97   5.25
Mar-97   5.50
Apr-97   5.50
May-97   5.50
Jun-97   5.50
Jul-97   5.50
Aug-97   5.50
Sep-97   5.50
Oct-97   5.50
Nov-97   5.50
Dec-97   5.50
Jan-98   5.50
Feb-98   5.50
Mar-98   5.50
Apr-98   5.50
May-98   5.50
Jun-98   5.50
Jul-98   5.50
Aug-98   5.50
Sep-98   5.25
Oct-98   5.00
Nov-98   4.75
Dec-98   4.75
Jan-99   4.75
Feb-99   4.75
Mar-99   4.75
Apr-99   4.75
May-99   4.75
Jun-99   5.00
Jul-99   5.00
Aug-99   5.25
Sep-99   5.25
Oct-99   5.25
Nov-99   5.50
Dec-99   5.50
Jan-00   5.50
Feb-00   5.75
Mar-00   6.00
Apr-00   6.00
May-00   6.50
Jun-00   6.50
Jul-00   6.50
Aug-00   6.50
Sep-00   6.50
Oct-00   6.50
Nov-00   6.50
Dec-00   6.50
Jan-01   5.50
Feb-01   5.50
Mar-01   5.00
Apr-01   4.50
May-01   4.00
Jun-01   3.75
Jul-01   3.75
Aug-01   3.50
Sep-01   3.00
Oct-01   2.50
Nov-01   2.00
Dec-01   1.75
Jan-02   1.75
Feb-02   1.75
Mar-02   1.75
Apr-02   1.75
May-02   1.75
Jun-02   1.75
Jul-02   1.75
Aug-02   1.75
Sep-02   1.75
Oct-02   1.75
Nov-02   1.25
Dec-02   1.25
Jan-03   1.25
Feb-03   1.25
Mar-03   1.25
Apr-03   1.25
May-03   1.25
Jun-03   1.00
Jul-03   1.00
Aug-03   1.00
Sep-03   1.00
Oct-03   1.00
Nov-03   1.00
Dec-03   1.00
Jan-04   1.00
Feb-04   1.00
Mar-04   1.00
Apr-04   1.00
May-04   1.00
Jun-04   1.25
Jul-04   1.25
Aug-04   1.50
Sep-04   1.75
Oct-04   1.75
Nov-04   2.00
Dec-04   2.25
Jan-05   2.25
Feb-05   2.50
Mar-05   2.75
Apr-05   2.75
May-05   3.00
Jun-05   3.25
Jul-05   3.25
Aug-05   3.50
Sep-05   3.75
Oct-05   3.75
Nov-05   4.00
Dec-05   4.25
Jan-06   4.50
Feb-06   4.50
Mar-06   4.75
Apr-06   4.75
May-06   5.00
Jun-06   5.25
Jul-06   5.25
Aug-06   5.25
Sep-06   5.25
Oct-06   5.25
Nov-06   5.25
--------------------------------------------------------------------------------


                                       10
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)

by the potential for slower economic growth as the economy digests the full effect of the recent rate increases. Provided a mid-cycle slowdown does not turn into a full blown recession, we would expect the current credit cycle to extend through 2007, and that high yield should deliver positive returns in line with the market's average coupon.

HOW IS THE FUND POSITIONED AT THE CLOSE OF THE PERIOD?

[PIE CHART OMITTED]
Plot Points for EDGAR Purposes are as follows:

--------------------------------------------------------------------------------
                       CWF (AS A % OF) TOTAL INVESTMENTS
                             As of November 30, 2006

Cash                            1%
Preferred Term Securities       8%
Fixed Income                   30%
Equities                       61%
--------------------------------------------------------------------------------

As of November 30, 2006, the percentage of the Fund's total investments held in equities and fixed income was 69% and 30%, respectively. The Fund continues to overweight high quality, higher dividend paying securities. We believe that the market will continue to reward companies that provide a high dividend. In the Equity portion of the portfolio financials continue to represent the largest sector allocation, as favorable valuation, high dividend yield and consistent growth relative to other sectors provides many attractive investment opportunities. With the uncertainty around the next move by the Federal Reserve, questions about the strength of the economy and the likely slowing of corporate earnings growth, we added to our holdings in the consumer staples sector which we believe should show steadier earnings characteristics in the event of an economic slowdown.





                                       11
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)

[PIE CHART OMITTED]
Plot Points for EDGAR Purposes are as follows:

--------------------------------------------------------------------------------
               FUND EQUITY ALLOCATION AS A % OF TOTAL INVESTMENTS
                            (as of November 30, 2006)

Cash                            1%
Preferred Term Securities       8%
Fixed Income                   30%
Equities                       61%

Basic Materials                 0.6%
Consumer Staples               12.4%
Energy                          9.5%
Financials                     20.7%
Health Care                     0.3%
Industrials                     1.9%
REITS                           6.7%
Telecommunication Services      5.4%
Utilities                       3.5%
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
Plot Points for EDGAR Purposes are as follows:

--------------------------------------------------------------------------------
            FUND FIXED INCOME ALLOCATION AS A % OF TOTAL INVESTMENTS
                            (as of November 30, 2006)

Basic Industry                  4.3%
Capital Goods                   1.4%
Consumer Cyclical               3.0%
Consumer Staples                3.7%
Energy                          2.0%
Financial                       2.9%
Health Care                     1.7%
Industrials                     4.5%
Real Estate                     1.2%
Technology                      0.5%
Telecommunications              4.0%
Transportation                  0.5%
Utilities                       0.3%

Cash                            1%
Preferred Term Securities       8%
Fixed Income                   30%
Equities                       61%
--------------------------------------------------------------------------------

The fixed income portion of the Fund is positioned primarily in B and BB-rated issues. With high yield spreads below their long term average, we do not believe that investors are sufficiently compensated to own most CCC-rated issues given their higher risk and relative earnings volatility. The goal of the fixed income portfolio is to provide a consistent level of high income in support of the Fund's monthly distribution. We continue to employ rigorous credit analysis in an attempt to identify fixed income positions that we believe have solid business plans, strong market shares and cash flows sufficient to service their debt obligations.





                                       12
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------
(UNAUDITED)

WHAT ARE THE TOP 10 EQUITY HOLDINGS BY PERCENTAGE OF TOTAL INVESTMENTS?


               TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS
                                                  % OF TOTAL
TICKER             SECURITY                       INVESTMENTS          YIELD%
--------------------------------------------------------------------------------
BAC       Bank of America Corporation                 5.56              4.2
MO        Altria Group, Inc.                          5.21              4.1
AB        AllianceBernstein Holding LP                3.34              4.5
ASH       Ashland, Inc.                               3.14              1.6
DRY       Coinmach Corporation, Class A               2.56              8.1
ACAS      American Capital Strategies Limited         2.11              7.8
CG        Loews Corporation-Carolina Group            1.74              2.9
NCC       National City Corporation                   1.68              4.3
WIN       Windstream Corporation                      1.62              7.2
AINV      Apollo Investment Corporation               1.57              8.4


--------------------------------------------------------------------------------
                      DEFINITION OF THE COMPARATIVE INDICES

CONSUMER PRICE INDEX is a measure of the average change in prices over time in a fixed market basket of goods and services.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH HIGH YIELD CASH PAY INDEX is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

MERRILL LYNCH U.S. CORPORATE MASTER INDEX tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market.

MORGAN STANLEY REIT INDEX is an unmanaged total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

--------------------------------------------------------------------------------





                                       13
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


UTILIZATION OF LEVERAGE (UNAUDITED)

The Chartwell Dividend and Income Fund, Inc. has utilized leverage through the issuance of commercial paper. As of November 30, 2006, the Fund had approximately $55 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and NAV of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The Fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the Fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, which they have been, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NAV WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's common stock may also decline.


                                       14
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS



[BAR GRAPH OMITTED]
Plot Points for EDGAR Purposes are as follows:

ASSET CLASS WEIGHTINGS (UNAUDITED)+:

78.4%   Common Stock
10.7%   Preferred Term Securities
 2.5%   Convertible Preferred Stock
 0.9%   Preferred Stock
39.6%   Corporate Notes/Bonds
 1.8%   Cash Equivalent
+Percentages are based on total net assets of $160,612,903.
Total Investments including leverage are $214,998,115.


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------  -------------
COMMON STOCK--78.4%
BANKS--13.7%
Bank of America Corporation..........................     222,000  $ 11,954,700
National City Corporation............................     100,000     3,610,000
Old National Bancorp, Inc............................      50,000       939,000
PNC Financial Services Group, Inc....................      20,000     1,413,800
Regions Financial Corporation........................      50,000     1,832,500
Washington Mutual, Inc...............................      53,200     2,323,776
                                                                   ------------
                                                                     22,073,776
                                                                   ------------
BASIC INDUSTRY--0.8%
Alcoa, Inc...........................................      25,000       779,250
Packaging Corporation of America.....................      20,000       451,000
                                                                   ------------
                                                                      1,230,250
                                                                   ------------
CONSUMER STAPLES--16.6%
Altria Group, Inc....................................     132,950    11,195,720
B&G Foods, Inc.......................................      41,000       803,600
Coinmach Corporation, Class A........................     539,005     5,508,631
Gatehouse Media, Inc.................................      42,395       887,327
Loews Corporation - Carolina Group...................      60,000     3,742,200
Reddy Ice Holdings, Inc..............................     100,000     2,477,000
Regal Entertainment Group, Class A...................     100,000     2,081,000
                                                                   ------------
                                                                     26,695,478
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       15
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------  -------------
COMMON STOCK (CONTINUED)
ENERGY--12.4%
Ashland, Inc.........................................     100,000  $  6,761,000
Calumet Specialty Products Partners LP (c)...........       5,000       190,400
Chevron Corporation..................................      30,000     2,169,600
Constellation Energy Partners LLC*...................       5,000       115,700
Energy Transfer Partners LP (c)......................      50,000     2,730,000
Enterprise Products Partners LP (c)..................      50,000     1,414,000
Halliburton Company..................................      40,000     1,349,600
Linn Energy LLC (c)..................................       7,000       183,680
Marathon Oil Corporation.............................      20,000     1,887,600
Precision Drilling Trust.............................      50,000     1,245,000
Sunoco Logistics Partners LP (c).....................      40,000     1,941,600
                                                                   ------------
                                                                     19,988,180
                                                                   ------------
FINANCIAL--10.9%
AllianceBernstein Holding LP (c).....................      93,800     7,174,762
American Capital Strategies Limited..................     100,000     4,528,000
Apollo Investment Corporation........................     149,800     3,366,006
MCG Capital Corporation..............................      45,000       879,300
Technology Investment Capital Corporation............     100,595     1,610,526
                                                                   ------------
                                                                     17,558,594
                                                                   ------------
HEALTHCARE--0.4%
Bristol-Myers Squibb Company.........................      25,000       620,750
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS--9.1%
Alesco Financial, Inc................................     229,000     2,312,900
CapitalSource, Inc...................................      75,000     2,041,500
Deerfield Triarc Capital Corporation.................      70,000     1,083,600
HomeBanc Corporation.................................     350,000     1,473,500
iStar Financial, Inc.................................      65,000     3,041,350
Longview Fibre Company...............................     126,014     2,623,611
LTC Properties, Inc..................................      50,000     1,381,000
Northstar Realty Finance Corporation.................      36,150       573,701
                                                                   ------------
                                                                     14,531,162
                                                                   ------------
TELECOMMUNICATIONS--7.2%
Alaska Communications Systems Group, Inc.............     175,000     2,640,750
Citizens Communications Company......................     200,000     2,834,000


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       16
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------  -------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Consolidated Communications Holdings, Inc............      40,000  $    740,800
Fairpoint Communications, Inc........................     100,000     1,847,000
Windstream Corporation...............................     250,000     3,485,000
                                                                   ------------
                                                                     11,547,550
                                                                   ------------
TRANSPORTATION--2.6%
Aries Maritime Transport Limited.....................      50,000       490,500
Arlington Tankers Limited............................      42,100       964,090
K-Sea Transportation Partners LP (c).................      10,000       358,000
Nordic American Tanker Shipping......................      16,440       533,314
Seaspan Corporation..................................      33,400       737,472
Teekay LNG Partners LP (c)...........................      35,000     1,104,950
                                                                   ------------
                                                                      4,188,326
                                                                   ------------
UTILITIES--4.7%
AmeriGas Partners LP (c).............................      15,200       494,608
Kinder Morgan Energy Partners LP (c).................      45,000     2,182,050
ONEOK Partners LP (c)................................      50,900     3,076,396
TEPPCO Partners LP (c)...............................      34,800     1,370,076
Transmontaigne Partners LP (c).......................      15,000       436,350
                                                                   ------------
                                                                      7,559,480
                                                                   ------------
TOTAL COMMON STOCK (COST $115,456,926)...............               125,993,546
                                                                   ------------
PREFERRED TERM SECURITIES+ (A)--10.7%
Alesco Preferred Funding IX, 6/23/36.................       1,000       900,000
Alesco Preferred Funding X, 3/15/36..................       1,000       985,000
Alesco Preferred Funding XI, 12/23/36................       5,000       493,000
Alesco Preferred Funding XII, 7/15/37................       5,000       500,000
Alesco Preferred Funding XIII, 9/23/37...............       2,500       250,000
I-Preferred Term Securities IV, 6/24/34..............      10,000       800,000
Preferred Term Securities IV, 12/23/31...............      20,000       818,700
Preferred Term Securities XIII, 3/24/34..............      10,000       860,100
Preferred Term Securities XIV, 6/24/34...............      20,000     1,692,000
Preferred Term Securities XV, 9/24/34................      20,000     1,785,000
Preferred Term Securities XVI, 3/23/35...............      10,000       911,500
Preferred Term Securities XVII, 9/23/35..............       6,000       508,200
Preferred Term Securities XVIII, 6/23/35.............      10,000       850,400


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       17
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------  -------------
PREFERRED TERM SECURITIES (CONTINUED)
Preferred Term Services XIX, 12/22/35................      10,000  $    870,100
Preferred Term Securities XX, 3/22/38................      10,000       908,300
Preferred Term Securities XXI, 3/22/38...............      10,000       969,200
Preferred Term Services XXII, 3/22/37................       1,000       968,700
Preferred Term Services XXIII, 12/22/36..............       5,000       490,000
Taberna Preferred Funding I, 7/5/35..................       2,500       237,500
Taberna Preferred Funding II, 6/30/35................       5,000       440,000
Taberna Preferred Funding Limited, 12/6/36...........       5,000       484,100
Taberna Preferred Funding VII, 2/5/37................       5,000       495,000
                                                                   ------------
TOTAL PREFERRED TERM SECURITIES (COST $17,184,250)...                17,216,800
                                                                   ------------
PREFERRED STOCK--0.9%
ENERGY--0.2%
TransCanada Corporation..............................      14,905       389,766
FINANCIAL--0.7%
Felcor Lodging Trust, Inc............................      40,000     1,004,000
                                                                   ------------
TOTAL PREFERRED STOCK (COST $1,381,501)..............                 1,393,766
                                                                   ------------

CONVERTIBLE PREFERRED STOCK--2.5%
FINANCIAL--2.5%
ACE Limited, 7.800%..................................      26,025       677,170
Metlife, Inc., 6.375%................................      25,000       758,500
Merrill Lynch & Company, RIG CAP APP Notes
   Transocean, 11.000% ..............................      27,148     2,032,299
XL Capital Limited, 6.500%...........................      10,000       230,400
XL Capital Limited, 7.000%...........................      13,859       361,166
                                                                   ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,884,765).                 4,059,535
                                                                   ------------

CORPORATE NOTES/BONDS--39.6%                            PRINCIPAL
BASIC INDUSTRY--5.8%                                     AMOUNT
                                                       ----------
Buhrmann US, Inc.
   8.250%, 07/01/14 .................................  $  620,000       617,675
Commercial Vehicle Group, Inc.+
   8.000%, 07/01/13 .................................     855,000       831,488
Koppers, Inc.
   9.875%, 10/15/13 .................................   1,063,000     1,158,670
Nielsen Finance, LLC+
   10.000%, 08/01/14 ................................   1,000,000     1,062,500


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       18
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                       ----------  -------------
CORPORATE NOTES/BONDS (CONTINUED)
BASIC INDUSTRY (CONTINUED)
Ply Gem Industries, Inc.
   9.000%, 02/15/12 .................................  $1,000,000  $    827,500
Quebecor Media, Inc.
   7.750%, 03/15/16 .................................   1,060,000     1,078,550
TRW Automotive, Inc.
   9.375%, 02/15/13 .................................   1,185,000     1,276,837
Williams Scotsman, Inc.
   8.500%, 10/01/15 .................................   1,370,000     1,431,650
WII Components, Inc.
   10.000%, 02/15/12 ................................   1,000,000       985,000
                                                                   ------------
                                                                      9,269,870
                                                                   ------------
CAPITAL GOODS--1.9%
Clarke American Corporation
   11.750%, 12/15/13 ................................     450,000       470,250
Norcross Safety Products LLC, Series B
   9.875%, 08/15/11 .................................     850,000       909,500
PH Glatfelter+
   7.125%, 05/01/16 .................................     680,000       683,400
Verso Paper Holdings LLC+
   11.375%, 08/01/16 ................................   1,000,000     1,045,000
                                                                   ------------
                                                                      3,108,150
                                                                   ------------
CONSUMER CYCLICAL--3.8%
Allied Security Escrow Corporation
   11.375%, 07/15/11 ................................     515,000       530,450
H&E Equipment Services, Inc.
   8.375%, 07/15/16 .................................   1,175,000     1,219,062
Rent-A-Center, Inc.
   7.500%, 05/01/10 .................................   1,220,000     1,226,100
Rental Service Corporation+
   9.500%, 12/01/14 .................................     725,000       737,688
Sonic Automotive, Inc., Series B
   8.625%, 08/15/13 .................................   1,390,000     1,424,750
TDS Investor Corporation+
   9.875%, 09/01/14 .................................   1,000,000       992,500
                                                                   ------------
                                                                      6,130,550
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       19
                                     ------
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                       ----------  -------------
CORPORATE NOTES/BONDS (CONTINUED)
CONSUMER STAPLES--4.9%
AMC Entertainment, Inc.
   9.875%, 02/01/12 .................................  $1,000,000  $  1,045,000
Brown Shoe Company, Inc.
   8.750%, 05/01/12 .................................     800,000       846,000
Buffets, Inc.+
   12.500%, 11/01/14 ................................     750,000       755,625
Idearc, Inc.+
   8.000%, 11/15/16 .................................   1,075,000     1,097,844
MGM Mirage, Inc.
   8.500%, 09/15/10 .................................   1,125,000     1,206,562
MTR Gaming Group, Inc.+
   9.000%, 06/01/12 .................................     700,000       717,500
MTR Gaming Group, Inc., Series B
   9.750%, 04/01/10 .................................     520,000       549,900
Stater Brothers Holdings
   8.125%, 06/15/12 .................................     895,000       908,425
Steinway Musical Instruments+
   7.000%, 03/01/14 .................................     830,000       811,325
                                                                   ------------
                                                                      7,938,181
                                                                   ------------
ENERGY--2.7%
Bluewater Finance Limited
   10.250%, 02/15/12 ................................   1,000,000     1,055,000
Complete Product Services, Inc.+
   8.000%, 12/15/16 .................................     110,000       111,650
Copano Energy LLC
   8.125%, 03/01/16 .................................     935,000       967,725
Encore Acquisition Company
   7.250%, 12/01/17 .................................     825,000       804,375
Hanover Compress Company
   8.625%, 12/15/10 .................................   1,260,000     1,316,700
                                                                   ------------
                                                                      4,255,450
                                                                   ------------
FINANCIALS--3.7%
E*Trade Financial Corporation
   8.000%, 06/15/11 .................................     870,000       906,975
Ford Motor Credit Company
   7.000%, 10/01/13 .................................   1,950,000     1,872,831


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       20
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                       ----------  -------------
CORPORATE NOTES/BONDS (CONTINUED)
FINANCIALS (CONTINUED)
General Motors Acceptance Corporation
   8.000%, 11/01/31 .................................  $1,590,000  $  1,787,258
Labranche & Company, Inc.
   11.000%, 05/15/12 ................................   1,260,000     1,367,100
                                                                   ------------
                                                                      5,934,164
                                                                   ------------
HEALTHCARE--2.3%
Bio-Rad Laboratories, Inc.
   7.500%, 08/15/13 .................................     500,000       516,250
Hanger Orthopedic Group
   10.250%, 06/01/14 ................................   1,000,000     1,032,500
Iasis Healthcare Corporation
   8.750%, 06/15/14 .................................   1,000,000     1,000,000
Universal Hospital Services, Inc.
   10.125%, 11/01/11 ................................     995,000     1,064,650
                                                                   ------------
                                                                      3,613,400
                                                                   ------------
INDUSTRIALS--6.0%
Allied Waste North America, Inc.
   7.250%, 03/15/15 .................................   1,165,000     1,170,825
Blount, Inc.
   8.875%, 08/01/12 .................................     750,000       768,750
Crown Americas LLC
   7.750%, 11/15/15 .................................   1,020,000     1,053,150
Gibraltar Industries, Inc.+
   8.000%, 12/01/15 .................................   1,340,000     1,319,900
Ineos Group Holdings PLC+
   8.500%, 02/15/16 .................................     520,000       504,400
Nalco Company
   7.750%, 11/15/11 .................................   1,050,000     1,076,250
Quebecor World Capital Corporation+
   8.750%, 03/15/16 .................................     975,000       950,625
Superior Essex Communications, LLC
   9.000%, 04/15/12 .................................   1,450,000     1,515,250
Tronox Worldwide Finance Corporation
   9.500%, 12/01/12 .................................   1,285,000     1,342,825
                                                                   ------------
                                                                      9,701,975
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       21
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                       ----------  -------------
CORPORATE NOTES/BONDS (CONTINUED)
REAL ESTATE--1.6%
Boyd Gaming Corporation
   7.750%, 12/15/12 .................................  $1,090,000  $  1,129,512
Geo Group, Inc.
   8.250%, 07/15/13 .................................   1,340,000     1,373,500
                                                                   ------------
                                                                      2,503,012
                                                                   ------------
TECHNOLOGY--0.6%
Freescale Semiconductor, Inc.+
   10.125%, 12/15/16 ................................     975,000       990,844
                                                                   ------------
TELECOMMUNICATIONS--5.3%
Allbritton Communications Company
   7.750%, 12/15/12 .................................   1,315,000     1,338,012
Charter Communications Operating, LLC+
   8.000%, 04/30/12 .................................     900,000       929,250
Cincinnati Bell, Inc.
   8.375%, 01/15/14 .................................     960,000       986,400
CSC Holdings, Inc.
   7.875%, 02/15/18 .................................     785,000       794,813
Hughes Network Systems, LLC+
   9.500%, 04/15/14 .................................     855,000       891,338
Intelsat Holdings Company
   8.625%, 01/15/15 .................................   1,155,000     1,205,531
Mediacom Broadbd, LLC+
   8.500%, 10/15/15 .................................     750,000       754,688
Qwest Corporation
   8.875%, 03/15/12 .................................   1,390,000     1,555,062
                                                                   ------------
                                                                      8,455,094
                                                                   ------------
TRANSPORTATION--0.6%
Ship Finance International Limited
   8.500%, 12/15/13 .................................   1,000,000       992,500
                                                                   ------------
UTILITIES--0.4%
NRG Energy, Inc.
   7.375%, 02/01/16 .................................     625,000       626,563
                                                                   ------------
TOTAL CORPORATE NOTES/BONDS (COST $62,536,537).......                63,519,753
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------  -------------
CASH EQUIVALENTS (B)--1.8%
SEI Daily Income Trust, Prime Obligations
   Fund, Class B Shares, 4.980% .....................       4,146  $      4,146
SEI Daily Income Trust, Prime Obligations
   Fund, Class A Shares, 5.290% .....................     205,675       205,675
SEI Daily Income Trust, Treasury Fund,
   Class A Shares, 5.250% ...........................   2,604,894     2,604,894
                                                                   ------------
TOTAL CASH EQUIVALENTS (COST $2,814,715).............                 2,814,715
                                                                   ------------
TOTAL INVESTMENTS--133.9%
   (COST $203,258,694) ..............................               214,998,115
                                                                   ------------
                                                         WRITTEN
                                                        CONTRACTS
                                                        ---------
COVERED CALL OPTIONS WRITTEN--(0.3)%

Alcoa Inc., Expires 1/19/07, Strike Price $30........        (250)      (51,500)
AllianceBernstein Holdings, Expires 1/19/07,
   Strike Price $80 .................................        (100)      (11,500)
Bank Of America Corporation, Expires 12/22/06,
   Strike Price $55 .................................        (500)       (7,500)
Bristol-Myers Squibb Company, Expires 12/22/06,
   Strike Price $25 .................................        (250)       (7,500)
Chevron Corporation, Expires 12/22/06,
   Strike Price $70                                          (300)      (87,000)
Halliburton Company, Expires 12/22/06,
   Strike Price $50 .................................        (400)      (66,000)
Marathon Oil Corporation, Expires 12/22/06,
   Strike Price $90 .................................        (200)     (106,000)
National City Corporation, Expires 4/21/07,
   Strike Price $40 .................................      (1,000)      (30,000)
PNC Bank Corporation, Expires 12/22/06,
   Strike Price $70 .................................        (200)      (30,000)
Regions Financial Corporation, Expires 1/19/07,
   Strike Price $40 .................................        (500)           --
Washington Mutual, Inc., Expires 12/22/06,
   Strike Price $45 .................................        (500)      (22,500)
                                                                   ------------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUM RECEIVED $299,541) ......................                  (419,500)
                                                                   ------------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(33.6)%                (53,965,712)
                                                                   ------------
NET ASSETS--100.0%...................................              $160,612,903
                                                                   ============



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)




  * Non-income producing security.
  + Securities are exempt from registration under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. At November 30, 2006, these securities amounted to $32,404,365 or 20.2% of net assets.
(a) Securities considered illiquid. The total value of such securities as of November 30, 2006 was $17,216,800 or 10.7% of net assets.
(b) Rate shown is the 7-day effective yield as of November 30, 2006.
(c) Securities are considered Master Limited Partnerships. At November 30, 2006, these securities amounted to $22,656,872 or 14.1% of net assets.
LLC Limited Liability Company
LP  Limited Partnership
PLC Public Limited Company









                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       24
                                     ------
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 2006

ASSETS:
Investments, at value (cost $203,258,694) (Note 1)...............  $214,998,115
Cash.............................................................        10,000
Interest receivable..............................................     1,470,108
Dividends receivable.............................................       443,474
Receivable for securities sold...................................       335,980
Prepaid expenses and other assets................................       148,790
                                                                   ------------
     Total assets................................................   217,406,467
                                                                   ------------
LIABILITIES:
Commercial paper (Note 4)........................................    54,629,153
Covered call options written, at value
   (premiums received--$299,541) (Note 1) .......................       419,500
Payable for securities purchased.................................     1,428,400
Payable for investment management fees (Note 2)..................       149,253
Payable for administration fees (Note 2).........................        17,559
Payable for directors' fees (Note 2).............................            48
Accrued expenses and other liabilities...........................       149,651
                                                                   ------------
     Total liabilities...........................................    56,793,564
                                                                   ------------
NET ASSETS.......................................................  $160,612,903
                                                                   ============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value
      (authorized 100,000,000 shares)                              $    168,249
   Additional paid-in-capital....................................   185,740,470
   Undistributed net investment income...........................     1,448,432
   Accumulated net realized losses on investments and options....   (38,363,710)
   Net unrealized appreciation on investments and options........    11,619,462
                                                                   ------------
NET ASSETS ......................................................  $160,612,903
                                                                   ============
NET ASSET VALUE PER SHARE:
   $160,612,903 / 16,824,863 shares of Common Stock issued
   and outstanding ..............................................  $       9.55
                                                                   ============







                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       25
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
NOVEMBER 30, 2006

INVESTMENT INCOME:
Dividends........................................................   $10,186,828
Interest.........................................................     5,542,803
Foreign tax withholding..........................................        (5,318)
                                                                    -----------
     Total investment income.....................................    15,724,313
                                                                    -----------
EXPENSES:
Investment management fees (Note 2)..............................     1,941,485
Commercial paper fees............................................       234,095
Administration fees (Note 2).....................................       204,359
Professional fees................................................       195,603
Printing and shareholder reports.................................        63,410
Transfer agent fees..............................................        38,857
Directors' fees and expenses.....................................        27,048
Insurance fees...................................................        26,719
Registration fees................................................        25,379
Custodian fees...................................................        14,503
Other operating expenses.........................................        16,054
                                                                    -----------
   Total operating expenses......................................     2,787,512
Interest expense (Note 4)........................................     2,726,049
                                                                    -----------
   Total expenses................................................     5,513,561
                                                                    -----------
   Less:
     Investment management fees waived (Note 2)..................      (204,436)
                                                                    -----------
     Net expenses................................................     5,309,125
                                                                    -----------
     NET INVESTMENT INCOME.......................................    10,415,188
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.................................    24,492,621
Net realized gain on written call options .......................     1,335,397
Change in net unrealized depreciation on investments
   and written call options .....................................    (5,678,545)
                                                                    -----------
Net realized and unrealized gain on investments
   and written call options .....................................    20,149,473
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $30,564,661
                                                                    ===========



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       26
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
NOVEMBER 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
   Net increase in net assets resulting from operations.......... $  30,564,661
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
     Purchase of long-term portfolio investments.................  (193,369,399)
     Proceeds from sales of long-term portfolio investments......   195,942,733
     Purchase of short-term portfolio investments................  (142,176,022)
     Proceeds from sales of short-term portfolio investments.....   139,576,950
     Realized gain on written call options.......................    (1,335,397)
     Premiums received from options written .....................     3,552,377
     Premiums paid to closed options ............................    (1,254,616)
     Amortization of premiums on investments.....................       204,840
     Realized gains from security transactions...................   (24,492,621)
     Change in unrealized depreciation from security transactions     5,678,545
     Decrease in interest receivable.............................       200,811
     Decrease in dividends receivable............................       310,259
     Decrease in receivable for securities sold..................       399,928
     Increase in prepaid expenses and other assets...............      (106,632)
     Decrease in commercial paper, at value......................       (75,819)
     Increase in payable for securities purchased................       622,135
     Increase in payable for investment management fees..........        11,006
     Increase in payable for administration fees.................         1,295
     Increase in payable for trustee fees........................            48
     Decrease in accrued expenses and other liabilities..........       (51,985)
                                                                  -------------
         Net cash provided by operating activities...............    14,203,097
                                                                  -------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Cash dividends paid to shareholders...........................   (15,574,045)
   Reinvestment of dividends resulting in the issuance
     of common stock transactions ...............................     1,270,678
                                                                  -------------
         Net cash used in financing activities...................   (14,303,367)
                                                                  -------------
         Net decrease in cash....................................      (100,270)

CASH
Cash at beginning of year........................................       110,270
                                                                  -------------
Cash at end of year.............................................. $      10,000
                                                                  =============




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       27
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE          FOR THE
                                                   YEAR ENDED       YEAR ENDED
                                                  NOVEMBER 30,     NOVEMBER 30,
                                                      2006             2005
                                                 --------------   --------------
OPERATIONS:
   Net investment income........................  $ 10,415,188     $ 10,206,159
   Net realized gain (loss) on investments......    24,492,621         (876,747)
   Net realized gain on written call options ...     1,335,397          966,347
   Change in net unrealized appreciation
     (depreciation) on investments and
     written call options ......................    (5,678,545)         885,969
                                                  ------------     ------------
Net increase in net assets
   resulting from operations                        30,564,661       11,181,728
                                                  ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income........................   (15,574,045)      (8,850,425)
   Distributions in excess......................            --         (166,997)
   Tax return of capital........................            --       (7,580,904)
                                                  ------------     ------------
Net decrease in net assets resulting from
   dividends and distributions .................   (15,574,045)     (16,598,326)
                                                  ------------     ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
   issuance of Common Stock transactions .......     1,270,678        1,624,435
                                                  ------------     ------------
Total increase (decrease) in net assets.........    16,261,294       (3,792,163)
                                                  ------------     ------------
NET ASSETS:
   Beginning of year............................   144,351,609      148,143,772
                                                  ------------     ------------
   End of year
     (including undistributed net investment
     income of $1,448,432 and $827,370,
     respectively) .............................  $160,612,903     $144,351,609
                                                  ============     ============

Amounts designated as "--" are $0 or have been rounded to $0.



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              FOR THE YEARS ENDED
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 NOVEMBER 30,
FINANCIAL STATEMENTS                                 ---------------------------
                                                           2006         2005
                                                     -------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD................      $ 8.65       $ 8.96
                                                        --------     --------
INCOME/GAIN FROM INVESTMENT OPERATIONS:
  Net investment income (1) ........................        0.63         0.61
  Net realized and unrealized gain on
    investment transactions and options                     1.20         0.08
                                                        --------     --------
    Total from investment operations................        1.83         0.69
                                                        --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..............       (0.93)       (0.53)
  Distributions in excess...........................          --        (0.01)
  Tax return of capital.............................          --        (0.46)
                                                        --------     --------
    Total dividends and distributions...............       (0.93)       (1.00)
                                                        --------     --------
NET ASSET VALUE, END OF YEAR........................    $   9.55     $   8.65
                                                        ========     ========
MARKET VALUE, END OF YEAR...........................    $   9.78     $  10.70
                                                        ========     ========
TOTAL RETURN BASED ON: (2)
  Net asset value...................................       22.51%        8.19%
                                                        ========     ========
  Market value .....................................        0.36%       18.14%
                                                        ========     ========

RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted)...........    $160,613     $144,352
                                                        ========     ========
  Total expenses including waiver of fees ..........        2.59%        2.90%
  Total expenses excluding waiver of fees ..........        2.68%        3.04%
  Total operating expenses including waiver of
    fees (4) .......................................        1.13%        1.59%
  Total operating expenses excluding waiver of
    fees (4) .......................................        1.24%        1.73%
  Commercial paper fees and interest expense........        1.44%        1.31%
  Net investment income including waiver of fees ...        5.07%        7.00%
  Portfolio turnover ...............................          96%          80%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period
    (000 omitted) ..................................    $ 55,000     $ 55,000
  Average daily balance of amortized cost of
    commercial paper outstanding (000 omitted) .....    $ 54,659     $ 54,794
  Asset coverage per $1,000 at end of period........    $  3,980      $ 3,679
------------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper fees and interest expense.
Amounts designated as "--" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       29
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)


                                                          FOR THE YEARS ENDED
                                                               NOVEMBER 30,
                                                     ---------------------------
                                                          2004          2003
                                                     -------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR..................    $   8.52     $   7.47
                                                        --------     --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
  Net investment income ............................        0.55         0.60
  Net realized and unrealized gain on
     investment transactions and options ...........        0.89         1.45
                                                        --------     --------
    Total from investment operations ...............        1.44         2.05
                                                        --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..............       (0.54)       (0.61)
  Distributions in excess...........................       (0.46)          --
  Tax return of capital.............................          --        (0.39)
                                                        --------     --------
    Total dividends and distributions...............       (1.00)       (1.00)
                                                        --------     --------
NET ASSET VALUE, END OF YEAR........................    $   8.96     $   8.52
                                                        ========     ========
MARKET VALUE, END OF YEAR...........................    $  10.03     $   9.80
                                                        ========     ========
TOTAL RETURN BASED ON: (2)
  Net asset value...................................       18.01%       28.96%
                                                        ========     ========
  Market value .....................................       14.02%       51.57%
                                                        ========     ========

RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted).............    $148,144     $139,137
                                                        ========     ========
  Total expenses including waiver of fees ..........        2.26%        2.40%
  Total expenses excluding waiver of fees ..........        2.40%        2.54%
  Total operating expenses including waiver of
    fees (4) .......................................        1.57%        1.57%
  Total operating expenses excluding waiver of
    fees (4) .......................................        1.71%        1.86%
  Commercial paper fees and interest expense........        0.69%        0.68%
  Net investment income including waiver of fees ...        6.34%        7.58%
  Portfolio turnover ...............................          99%          99%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ..................................    $ 55,000     $ 50,000
  Average daily balance of amortized cost of
    commercial paper outstanding (000 omitted) .....    $ 54,052     $ 49,925
  Asset coverage per $1,000 at end of year .........    $  3,680     $  3,838
------------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)Exclusive of commercial paper fees and interest expense.
Amounts designated as "--" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       30
                                     ------
                                    CHARTWELL

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--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                          FOR THE YEAR ENDED
                                                              NOVEMBER 30,
                                                          ------------------
                                                                2002
                                                           --------------
NET ASSET VALUE, BEGINNING OF YEAR......................      $   9.76
                                                              --------
INCOME/GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income ................................          0.66
  Net realized and unrealized gain (loss) on
    investment transactions and options ................         (1.83)
                                                              --------
    Total from investment operations ...................         (1.17)
                                                              --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..................         (0.66)
  Tax return of capital.................................         (0.46)
                                                              --------
    Total dividends and distributions...................         (1.12)
                                                              --------
NET ASSET VALUE, END OF YEAR ...........................      $   7.47
                                                              ========
MARKET VALUE, END OF YEAR...............................      $   7.27
                                                              ========
TOTAL RETURN BASED ON: (2)
    Net asset value.....................................        (13.50)%
                                                              ========
    Market value .......................................        (22.12)%
                                                              ========

RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted).................      $120,086
                                                              ========
  Total expenses including waiver of fees ..........              2.81%
  Total expenses excluding waiver of fees ..........              2.86%
  Total operating expenses including waiver of fees (4).          1.81%
  Total operating expenses excluding waiver of fees (4).          1.86%
  Commercial paper fees and interest expense............          1.00%
  Net investment income including waiver of fees........          7.64%
  Portfolio turnover ...................................           102%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ......................................      $ 50,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) ....................      $ 56,250
  Asset coverage per $1,000 at end of year .............      $  3,445

----------------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper fees and interest expense.
Amounts designated as "--" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       31
                                     ------
                                    CHARTWELL

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--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. All securities and assets for which quotations are not readily available, of which there were none as of November 30, 2006, are valued in accordance with Fair Value Procedures established by the Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee")


                                       32
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


designated by the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

CASH AND CASH EQUIVALENTS: Idle cash is swept into various money market funds and is classified as cash equivalents on the Schedule of Investments. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board reserves the right to change the aforementioned dividend policy from time to time.

                                       33
                                     ------
                                    CHARTWELL

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--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight-line method.

ILLIQUID SECURITIES: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS"): With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN PREFERRED TERM SECURITIES ("PTSS"): The Fund invests in Preferred Term Securities ("PTSs"), a type of collateralized debt obligation ("CDO"). A PTS is a trust collateralized by a pool of capital securities of affiliated holding corps., typically of, but not limited to, smaller to medium sized banks and insurance companies.

The income tranche of these securities, owned by the Fund, receives residual cash disbursements after the senior tranches are paid a stated rate of interest. Dividend income from these securities is recorded based on anticipated cash flows and the internal rate of return of each PTS. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each PTS quarterly, and may differ from the estimated amounts.

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), PTSs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the


                                       34
                                     ------
                                    CHARTWELL

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--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


collateral may decline in value or default; (iii) the Fund may invest in PTSs that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. Prior to September 30, 2006, the Fund paid a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000, which included fees under this agreement and fees received by the Administrator from the Chartwell U.S Equity and Chartwell Small Cap Value Funds. Due to the liquidation of the Chartwell U.S. Equity and Small Cap Value Funds during the year, effective September 30, 2006, the Fund pays the Administrator according to the same fee structure as listed above, exclusive of any fees from the other Funds.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an "affiliated person" as defined in the Act (a "Disinterested Director"), a fee of $2,000 for each regular Board Meeting attended, $750 for each special Board Meeting attended, plus $1,000 per year for audit committee members. Prior to January 18, 2006 the Fund paid each Disinterested Director a fee of $1,500 for each regular Board Meeting attended, plus $1,000 per year for audit committee members and an additional fee of $250 per year for the chairman of the audit committee.

For the year ended November 30, 2006, the Fund incurred a legal expense of $101,019 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

U.S. Bank serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.



                                       35
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the year ended November 30, 2006, purchases and sales of investments, excluding short-term investments, totaled $193,369,399 and $195,942,733, respectively.

The following table summarizes the Fund's call options written for the year ended November 30, 2006:
                                                  NUMBER OF
                                                  CONTRACTS      PREMIUMS
                                                  ---------     ----------
     Options outstanding, November 30, 2005           4,729    $   408,530
     Options written...........................      43,065      3,552,377
     Options expired...........................     (25,014)    (1,980,162)
     Options exercised.........................     (10,896)    (1,071,353)
     Options closed............................      (7,684)      (609,851)
                                                   --------    -----------
     Options outstanding, November 30, 2006           4,200    $   299,541
                                                   ========    ===========

NOTE 4. COMMERCIAL PAPER

As of November 30, 2006, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,629,153. The average discount rate of commercial paper outstanding at November 30, 2006, was 5.35%. The average daily balance of commercial paper outstanding for the year ended November 30, 2006, was $54,658,945 at a weighted average discount rate of 5.35%. The maximum face amount of commercial paper outstanding at any time during the year ended November 30, 2006, was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund has entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.30% per annum on the unused balance. There were no borrowings under this arrangement during the year ended November 30, 2006.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,824,863 shares of common stock outstanding at November 30, 2006, the Manager owned 16,527 shares.

For the years ended November 30, 2006 and November 30, 2005, the Fund issued 131,915 and 166,611 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit




                                       36
                                     ------
                                    CHARTWELL

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--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income or excise tax is required.

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund. These differences, which may result in distribution reclassifications, are primarily due to distributions in excess of tax earnings and profits and return of capital from investments in master limited partnerships. As of November 30, 2006, the Fund recorded the following reclassifications to increase (decrease) the accounts below:

             UNDISTRIBUTED            ACCUMULATED             ADDITIONAL
             NET INVESTMENT             REALIZED               PAID-IN-
                INCOME                    GAIN                  CAPITAL
              ------------           ---------------         -------------
               $5,779,919               $286,682             $(6,066,601)


The tax character of dividends and distributions paid during the last two fiscal years were as follows:

               ORDINARY                 RETURN
                INCOME                OF CAPITAL              TOTALS
             ------------           --------------          ----------
2006         $15,574,045             $       --            $15,574,045
2005           9,017,422              7,580,904             16,598,326

As of November 30, 2006, the components of Distributable Earnings (Accumulated Losses) were as follows:

Capital loss carryforwards                             $(39,428,521)
Net unrealized appreciation                              12,684,271
Other temporary differences                               1,448,434
                                                       ------------
Total accumulated losses                               $(25,295,816)
                                                       ============





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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------

The following summarizes the capital loss carryforwards as of November 30, 2006. These capital loss carryforwards are available to offset future net capital gains.

                EXPIRING IN FISCAL YEAR                      AMOUNT
                -----------------------                    ---------
                         2009                             $ 8,123,569
                         2010                              30,533,344
                         2011                                 771,608
                                                          -----------
Total capital loss carryforwards                          $39,428,521
                                                          ===========


During the year ended November 30, 2006, the Fund utilized $25,584,908 of capital loss carryforwards to offset capital gains.

The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments excluding written options held by the Fund at November 30, 2006, were as follows:

Federal Tax Cost ...........................................  $202,193,885
                                                              ------------
Aggregate Gross Unrealized Appreciation ....................    15,383,909
Aggregate Gross Unrealized Depreciation ....................    (2,579,679)
                                                              ------------
Net Unrealized Appreciation ................................  $ 12,804,230
                                                              ============

NOTE 8. SUBSEQUENT EVENTS (UNAUDITED)

The Board of the Fund declared the following dividends:

 DECLARATION DATE      EX-DATE           RECORD DATE       PAYABLE DATE    DIVIDEND RATE
 ----------------      -------           -----------       ------------    -------------
 December 1, 2006  December 19, 2006  December 21, 2006  December 29, 2006    $0.0733
 January 2, 2007   January 16, 2007    January 18 2007   January 31, 2007      0.0733

9. NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund will not be required to adopt FIN 48 until May 31, 2008. As of November 30, 2006, the Fund has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.




                                        38
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


In September 2006, FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS
(SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.


10. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.






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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Shareholders of Chartwell Dividend & Income Fund, Inc:

We have audited the accompanying statement of assets and liabilities of Chartwell Dividend & Income Fund, Inc. (the "Fund"), including the schedule of investments, as of November 30, 2006, and the related statements of operations, cash flows, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2005 and the financial highlights for the four years in the period ended November 30, 2005 were audited by other auditors, whose report dated January 27, 2006 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chartwell Dividend & Income Fund, Inc. at November 30, 2006, the results of its operations and cash flows, and the changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania                                     /s/ Ernst & Young
January 19, 2007



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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC, Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC, Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the



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
--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus



                                        42
                                      ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2006 (see page 50).

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. As of November 30, 2006, the Fund had $30 million outstanding at 5.35% per annum maturing on January 3, 2007, and $25 million at 5.36% per annum maturing on February 1, 2007. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 1.28% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses) .............    -10.00%   -5.00%    0.00%   5.00%   10.00%
Corresponding return to common
   stockholder ...................    -15.16%   -8.44%   -1.72%   5.00%   11.72%




                                        43
                                      ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


Assumes $145 million assets attributable to common shareholders; $55 million aggregate leverage with an average interest rate of 5.35%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at
(866) 585-6552; (ii) on the Fund's website at www.chartwellip.com; and (iii) on the SEC's website at http://www.sec.gov.

NEW YORK STOCK EXCHANGE CERTIFICATION

The Fund's President has certified to the New York Stock Exchange that, as of May 12, 2006, he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.




                                        44
                                      ------
                                    CHARTWELL

                       This page intentionally left blank.

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below present information about each Director and officer of the Fund. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of Directors in


DIRECTORS OF THE FUND


                                                                   TERM OF
                                    POSITION(S)                   OFFICE AND
    NAME, ADDRESS,                   HELD WITH                     LENGTH OF
       AND AGE                       THE FUND                     TIME SERVED
--------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
-----------------------


C. Warren Ormerod                     Director                 Term Expires 2009
70 yrs. old                                                      (Since 2001)


--------------------------------------------------------------------------------
George W. Grosz                       Director                 Term Expires 2008
69 yrs. old                                                      (Since 2000)





--------------------------------------------------------------------------------
Kenneth F. Herlihy                    Director                 Term Expires 2009
77 yrs. old                                                      (Since 1998)

--------------------------------------------------------------------------------
INTERESTED DIRECTORS*
---------------------

Winthrop S. Jessup                    Director,                Term Expires 2008
61 yrs. old                           Chairman                   (Since 1998)
                                      and President


--------------------------------------------------------------------------------
Bernard P. Schaffer                   Director and             Term Expires 2007
62 yrs. old                           Vice President             (Since 1998)


--------------------------------------------------------------------------------
*These directors are considered to be "interested persons' of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.




                                        46
                                      ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


which the vacancy occurred and until their successors have been duly elected and qualified. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Unless otherwise noted, the business address of each Officer and Director is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

                                       NUMBER OF
                                      PORTFOLIOS
                                      IN THE FUND
     PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN        OTHER DIRECTORSHIPS
       DURING PAST 5 YEARS            BY DIRECTOR         HELD BY BOARD MEMBER
-------------------------------------------------------------------------------------




 Chairman and Managing Director,           1            None
 NorthStar Asset Management (since
 2000). Managing Partner, Stratton
 Management Company (1992-2000).
-------------------------------------------------------------------------------------
 Consultant (since 1996); President        1            FBR National Bank & Trust
 and CEO of Meridian Asset                              Company (since 2001);
 Management Co.(1994-1996);                             Guardian Trust FSB
 Director, FBR Family of                                (a wholly owned subsidiary
 Funds (1998-2001).                                     of Guardian Life Insurance
                                                        Company of America)
                                                        (since 1999).
-------------------------------------------------------------------------------------
 Sculptor, who has worked                  1            None
 since his retirement from the
 mutual fund industry in 1987.
-------------------------------------------------------------------------------------



 Limited Partner, Chartwell Investment     1            Georgia Banking Company
 Partners, L.P. and Chartwell G.P., Inc.                (since 1998).
 (since 1997); Managing Partner, Chartwell
 Investment Partners, L.P. and Chartwell
 G.P., Inc. (1997-2005).
-------------------------------------------------------------------------------------
 Managing Partner and Portfolio            1            None
 Manager of Chartwell Investment
 Partners, L.P. and Partner of Chartwell
 G.P., Inc. (since 1997).
-------------------------------------------------------------------------------------




                                        47
                                      ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
(CONTINUED)


                                                                    TERM OF
                                    POSITION(S)                   OFFICE AND
    NAME, ADDRESS,                   HELD WITH                     LENGTH OF
        AND AGE                      THE FUND                     TIME SERVED
--------------------------------------------------------------------------------
OFFICERS OF THE FUND
--------------------


Winthrop S. Jessup                    Chairman of the Board,     (Since 1998)
61 yrs. old                           President and Director

--------------------------------------------------------------------------------
Bernard P. Schaffer                   Vice President and         (Since 1998)
62 yrs. old                           Director

--------------------------------------------------------------------------------
Kevin A. Melich                       Vice President             (Since 1998)
64 yrs. old

--------------------------------------------------------------------------------
Timothy J. Riddle                     Vice President             (Since 1998)
51 yrs. old

--------------------------------------------------------------------------------
G. Gregory Hagar                      Vice President             (Since 1998)
38 yrs. old                           and Treasurer,             (Since 2004)
                                      Chief Financial Officer and
                                      Chief Compliance Officer
--------------------------------------------------------------------------------
Andrew Toburen                        Vice President             (Since 2003)
35 yrs. old

--------------------------------------------------------------------------------
Michael P. Malloy                     Secretary                  (Since 1998)
47 yrs. old
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
Maria E. Pollack                      Assistant                  (Since 1998)
61 yrs. old                           Secretary
--------------------------------------------------------------------------------




                                        48
                                      ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------




                                PRINCIPAL OCCUPATION(S)
                                  DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------




 Limited Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997);
 Managing Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (1997-2005).

----------------------------------------------------------------------------------------------
 Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and
 Partner of Chartwell G.P., Inc. (since 1997).

----------------------------------------------------------------------------------------------
 Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and
 Chartwell G.P., Inc. (since 1997).

----------------------------------------------------------------------------------------------
 Managing Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc.
 (since 1997).

----------------------------------------------------------------------------------------------
 Partner, Chief Financial Officer of Chartwell Investment Partners L.P. (since 1997);
 Chief Compliance Officer Chartwell Investment Partners L.P. (since 2004).



----------------------------------------------------------------------------------------------
 Fixed Income Portfolio Manager for Chartwell Investment Partners L.P. (since 1999).


----------------------------------------------------------------------------------------------
 Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).




----------------------------------------------------------------------------------------------
 Director of Client Administration for Chartwell Investment Partners L.P. (since 1997).

----------------------------------------------------------------------------------------------




                                        49
                                      ------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------

NOTES TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, the Fund is designating the following items with regard to distributions paid during the year.

                          ORDINARY                                    QUALIFYING   QUALIFYING
                           INCOME           TOTAL        QUALIFYING    DIVIDEND     INTEREST
                        DISTRIBUTIONS   DISTRIBUTIONS   DIVIDENDS(1)   INCOME(2)    INCOME(3)
CHARTWELL DIVIDEND AND
INCOME FUND, INC.          100.00%         100.00%         43.63%        41.83%      22.87%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of the Fund to designate the maximum amount permitted by the law.

(3) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creaction Act of 2004 and is reflected as a percentage of Net Investment Income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.




                                        50
                                      ------
                                    CHARTWELL

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                      NOTES

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2006
--------------------------------------------------------------------------------


DIRECTORS
Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
G. Gregory Hagar, Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
U.S. Bank
Two Liberty Place
Philadelphia, PA 19102

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

The investment adviser's commentaries included in this report contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of Registrant's code is filed herewith.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Directors has determined that it does not have an audit committee financial expert serving on its Audit Committee, as defined in Item 3 to Form N-CSR. However, the Registrant's Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient experience and financial expertise to carry out their responsibilities and address any issues that are likely to come before the Audit Committee, including but not limited to the evaluation of the Registrant's financial statements, supervision of the Registrant's preparation of its financial statements, and oversight of the work of the Registrant's independent auditors.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Registrant's principal accountant related to the Registrant.

Registrant's principal accountant billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

------------------------------------------------------------------------------------------------------------------------------
                                           2006                                                   2005
------------------------------------------------------------------------------------------------------------------------------
                   All fees and      All non-audit      Description of    All fees and     All non-audit     Description of
                   services to the   services to the    Services          services to      services to the   Services
                   Registrant .      Registrant's                         the Registrant   Registrant's
                                     service affiliates                   .                service
                                     that were pre-                                        affiliates that
                                     approved by the                                       were pre-
                                     Registrant's                                          approved by the
                                     Audit Committee                                       Registrant's
                                     pursuant to Rule                                      Audit
                                     2-01(c)(7)(ii) of                                     Committee
                                     Regulation S-X.                                       pursuant to
                                                                                           Rule 2-
                                                                                           01(c)(7)(ii) of
                                                                                           Regulation S-X.

------------------------------------------------------------------------------------------------------------------------------
(a)     Audit      $37,500                  N/A         Audit fees        $47,150 (3)            N/A         Audit fees
        Fees                                            include                                              include
                                                        amounts                                              amounts
                                                        related to the                                       related to the
                                                        audit of the                                         audit of the
                                                        Registrant's                                         Registrant's
                                                        annual                                               annual
                                                        financial                                            financial
                                                        statements and                                       statements and
                                                        services                                             services
                                                        normally                                             normally
                                                        provided by                                          provided by
                                                        the accountant                                       the accountant
                                                        in connection                                        in connection
                                                        with statutory                                       with statutory
                                                        and regulatory                                       and regulatory
                                                        filings.                                             filings.

------------------------------------------------------------------------------------------------------------------------------
(b)     Audit-     $0                $0                 $0                $20,600 (1),(3)  $0                $0
        Related
        Fees
------------------------------------------------------------------------------------------------------------------------------
(c)     Tax        $5,000 (2)        $0                 $0                $4,700 (2),(3)   $0                $0
        Fees

------------------------------------------------------------------------------------------------------------------------------
(d)     All        $10,000 (1)       $0                 $0                $0               $0                $0
        Other
        Fees
------------------------------------------------------------------------------------------------------------------------------

Notes:
   (1) Fees for agreed upon procedures performed in relation to the Fund's commercial paper issuance program.
   (2) Fees for review of the Fund's federal, excise and state tax returns.
   (3) Fees paid in 2005 were paid by the Fund's prior principal accountant.
(e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves an a case-by-case basis each audit or non-audit service before the engagement.

(e)(2) 0%, 0% and 0%, respectively, of the audit-related fees, tax fees and other fees listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0%, 0% and 0%, respectively, of the audit related, fees, tax fees and other fees to the Registrant's service affiliates listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)    Not applicable.

(g) The aggregate non-audit fees and services billed by the Registrant's principal accountant for services rendered to the Registrant and the Registrant's investment adviser for the Registrant's fiscal year ended November 30, 2006 and the fiscal year ended November 30, 2005 were $114,010 and $0, respectively.

(h)    Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee members are: Kenneth F. Herlihy, George W. Grosz and C. Warren Ormerod.

(b) Not applicable

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Chartwell Investment Partners, L.P. (the "Adviser"), subject to the general oversight by the Registrant's Board of Directors. The Registrant expects the Adviser to vote proxies related to the Registrant's portfolio securities for which it has voting authority consistent with the Registrant's best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures which address, among other things, conflicts of interests that may arise between the interests of the Registrant and the interests of the Adviser and its affiliates. The Adviser's Proxy Voting Policies and Procedures is includes as an Exhibit hereto.

                          CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             ADOPTED APRIL 11, 1997
                           AS AMENDED FEBRUARY 1, 2005



PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.




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

                             PROXY VOTING GUIDELINES

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.


                            I.  THE BOARD OF DIRECTORS

A.        DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis for director nominees, examining the following factors:

         o long-term corporate performance record of the company's stock relative to a market index;
         o composition of board and key board committees;
         o nominee's attendance at meetings (past two years);
         o nominee's investment in the company;
         o whether a retired CEO of the company sits on the board; and
         o whether the board chairman is also serving as the company's CEO.

In certain cases, and when information is readily available, we also review:

         o corporate governance provisions and takeover activity;
         o board decisions regarding executive pay;
         o board decisions regarding majority-supported shareholder proposals in back-to-back years;
         o director compensation; and
         o interlocking directorships.

WITHHOLD votes from directors who are CEOs of publicly traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board.

WITHHOLD votes from directors who serve on more than six public company boards.

WITHHOLD votes from all directors (except from new nominees) of companies who have dead-hand or modified dead-hand features (e.g. slow-hand) in shareholder rights plan.

WITHHOLD votes from all directors (except from new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. (Pills adopted prior to this policy will not be considered.)

WITHHOLD votes from the ENTIRE board (except from new nominees) in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withholds votes in the prior election has not been addressed. The adequacy of the company's response, if any, would be analyzed on a CASEBY-CASE basis to determine if it represents an acceptable cure for the issue(s) that resulted in such a high level of withholds.

B.       CHAIRMAN AND CEO ARE THE SAME PERSON

Vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure including all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated duties. (The role may alternatively reside with a presiding director, vice chairman or rotating lead director.) At a minimum these should include:

         - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors
         - Serves as liaison between the chairman and the independent directors
         - Approves information sent to the board
         - Approves meeting agendas for the board
         - Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items
         - Has the authority to call meetings of the independent directors
         - If requested by major shareholders, ensures that he is available for consultation and direct communication

o  2/3 independent board
o  All independent key committees
o  Established governance guidelines
o The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

C.       MAJORITY OF INDEPENDENT DIRECTORS

WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Vote FOR proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

                           CATEGORIZATION OF DIRECTORS
INSIDE DIRECTOR (I)

o  Employee of the company or its affiliates(1)
o Nonemployee officer of the company if among the five most highly compensated individuals o Listed as a Section 16 officer(2)
o  Interim CEO
o Beneficial ownership of more than 50 percent of the company's voting power (this may be aggregated if voting power id distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

o Board attestation that an outside director is not independent o Former CEO of the company or its affiliate(1)
o Former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO's compensation
o Former executive of the company, an affiliate or an acquired firm within the past five years
o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years
o Executive, former executive, general or limited partner of a joint venture or partnership with the company
o  Relative(3) of a current employee of company or its affiliates
o Relative(3) of former executive, including CEO, of company or its affiliate within the last five years
o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates
o Employed by (or a relative is employed by) a significant customer or supplier(4)
o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement(4)
o Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders



1 "Affiliate includes a subsidiary, sibling company or parent company.
2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology and accounting officers of a company (including the president, treasurer, secretary, controller or any vice president in charge of a principal business unit, division or policy function.
3 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws and anyone sharing the director's home
4 If the company makes or receives annual payments exceeding $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee(5)
o  Founder of the company but not currently an employee
o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates(4)

INDEPENDENT OUTSIDE DIRECTOR (IO)

o  No material(6) connection to the company other than a board seat

D.       STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.       MANDATORY HOLDING PERIODS

Review on a CASE-BY-CASE basis shareholder proposals asking companies to adopt holding periods for the executives, taking into account:

     o Whether the company has any holding period or officer ownership requirements in place. These should consist of:
         * Rigorous stock ownership guidelines, or
         * A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
         * A meaningful retention ratio
Actual officer stock ownership and to what degree it meets or exceeds the proponent's suggested holding period or the company's own stock ownership or retention requirements.

F.       TERM OF OFFICE

Vote AGAINST proposals to limit the tenure of outside directors.




 5 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee committees (or, in the absence of such a committee, on the board).
 6 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders. See AO materiality standards for guidance.

G.       DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote on a CASE-BY-CASE basis proposals concerning director and officer indemnification and liability protection.

Vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

H.       CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals to eliminate, direct or otherwise restrict charitable contributions.


                                 I.  OPEN ACCESS

Review on a CASE-BY-CASE basis shareholder proposals asking for open access, taking into account:

     o The ownership threshold proposed in the resolution
     o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.


                               II.  PROXY CONTESTS

A.       DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis when the election of directors is contested, examining the following factors:

         o long-term financial performance of the company relative to its industry;
         o management's track record;
         o background to the proxy contest;
         o qualifications of director nominees (both slates);
         o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and
         o stock ownership positions of director nominees.




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



B.       REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a CASE-BY-CASE basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.


                                  III.  AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote AGAINST auditors and WITHHOLD votes from Audit Committee members if:
     Non-audit ("all other") fees > audit and audit-related fees + permissible tax fees

     o AUDIT FEES (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)
     o AUDIT-RELATED FEES (includes employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards)
     o TAX FEES* [includes tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)]
     o ALL OTHER FEES

Vote on a CASE-BY-CASE basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

       Whether the non-audit fees are excessive (per the formula above) and Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote on a CASE-BY-CASE basis on auditor rotation proposals:

     o Tenure of Audit Firm
     o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
     o Length of the rotation period advocated in the proposal
     o Significant audit-related issues
     o Number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee




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


                           IV.  PROXY CONTEST DEFENSES

A.       BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

B.       SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.       CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote FOR proposals to permit cumulative voting.


D.       SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.       SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

F.       SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


                            V.  TENDER OFFER DEFENSES

A.       POISON PILLS

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis proposals to redeem a company's poison pill.

Vote on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B.       FAIR PRICE PROVISIONS

Vote on a CASE-BY-CASE basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote FOR proposals to lower the shareholder vote requirement in existing fair price provisions.

C.       GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.       PALE GREENMAIL

Vote on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E.       UNEQUAL VOTING RIGHTS

Vote AGAINST dual class exchange offers.

Vote AGAINST dual class recapitalizations.

F.       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.       WHITE SQUIRE PLACEMENTS

Vote FOR proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


                     VI.  MISCELLANEOUS GOVERNANCE PROVISIONS

A.       CONFIDENTIAL VOTING

Vote FOR proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

B.       EQUAL ACCESS

Vote FOR proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.       BUNDLED PROPOSALS

Vote on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when we believe the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.       SHAREHOLDER ADVISORY COMMITTEES

Vote on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

E.       OUTSOURCING

Vote CASE-BY-CASE on proposals asking for companies to report on the risks associated with outsourcing or offshoring considering:

o Risks associated with certain international markets
o The utility of such a report to shareholders
o The existence of a publicly available code of corporate conduct that applies to international operations.


                             VII.  CAPITAL STRUCTURE

A.       COMMON STOCK AUTHORIZATION

Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.       STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.       REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.       BLANK CHECK PREFERRED AUTHORIZATION

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

E.       PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.       ADJUST PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

G.       PREEMPTIVE RIGHTS

Vote on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.       DEBT RESTRUCTURINGS

Vote on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?
o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.       SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


                    VIII.  EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be [administered] DO YOU MEAN OVERSEEN? WHO WOULD BE DISINTERESTED OTHER THAN THE INDEPENDENT DIRECTORS, AND THEY SHOULDN'T BE ADMINISTERING. by a committee of [disinterested persons] independent directors; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

Vote FOR director equity plans that have reasonable costs, as measured by the binomial compensation model. However, for director equity plans that have excessive costs based on the binomial compensation model, we will review the qualitative features of board compensation, taking into account:

o Director stock ownership guidelines
        - A minimum of three times the annual cash retainer.

o Vesting schedule or mandatory holding/deferral period
        - A minimum vesting of three years for stock options or restricted stock, or
        - Deferred stock payable at the end of a three-year deferral period.

o Mix between cash and equity
        - A balanced mix of cash and equity at the time of grant, for example, 40% cash/60% equity or 50% cash/50% equity.
        - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

o Retirement/Benefit and Perquisites programs
        - No retirement/benefits and perquisites provided to non-employee directors.

o Quality of disclosure
        - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees and equity grants.

To vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all of the above qualitative features in its proxy statement.

A.       OBRA-RELATED COMPENSATION PROPOSALS

o AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE FEATURES

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

o APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B.       PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Vote on a CASE-BY-CASE basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a CASE-BY-CASE basis all other proposals that seek to limit executive and director pay.

Vote FOR proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C.       GOLDEN AND TIN PARACHUTES

Vote FOR proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

D.       EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

E.       401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

F.       SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

G.       PENSION PLAN ACCOUNTING/EXECUTIVE COMPENSATION

Vote FOR shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

H.       EQUITY-BASED COMPENSATION PLANS-BURN RATE*

Vote AGAINST equity plans that have high average three-year burn rate defined as:

     o The company's most recent three-year burn rate exceeds one standard deviation of its GICS** segmented by Russell 3000 index and non-Russell 3000 index and
     o The company's most recent three-year burn rate exceeds two percent of common shares outstanding.


                           IX.  STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.       VOTING ON REINCORPORATION PROPOSALS

Vote on a CASE-BY-CASE basis proposals to change a company's state of incorporation.




* Burn rate is calculated as the total number of equity awards (in the form of stock awards and stock options) granted in any given year divided by the number of common shares outstanding. The gross number of equity awards is considered in the burn rate calculation and is not discounted by cancelled or forfeited shares.
** Global Industry Classification Standard (GICS) by Standard & Poor and Morgan Stanley Capital International.




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

                     X.  MERGERS AND CORPORATE RESTRUCTURINGS

A.       MERGERS AND ACQUISITIONS

Vote on a CASE-BY-CASE basis proposals related to mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to:

     o Prospects of the combined companies
     o Anticipated financial and operating benefits
     o Offer price (premium or discount)
     o Fairness opinion
     o How the deal was negotiated
     o Changes in corporate governance and their impact on shareholder rights
     o Change in the capital structure
     o Conflicts of interest

B.       CORPORATE RESTRUCTURING

Vote on a CASE-BY-CASE basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.       SPIN-OFFS

Vote on a CASE-BY-CASE basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.       ASSET SALES

Vote on a CASE-BY-CASE basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.       LIQUIDATIONS

Vote on a CASE-BY-CASE basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.       APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.       CHANGING CORPORATE NAME

Vote FOR changing the corporate name.


                             XI.  MUTUAL FUND PROXIES

A.       ELECTION OF TRUSTEES

Vote on trustee nominees on a CASE-BY-CASE basis.

B.       INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a CASE-BY-CASE basis.

C.       FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.

D.       DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a CASE-BY-CASE basis.


                      XII.  SOCIAL AND ENVIRONMENTAL ISSUES

In general we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote FOR proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on social and environmental proposals, we also analyze the following factors:

     o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
     o the percentage of sales, assets and earnings affected;
     o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
     o whether the issues presented should be dealt with through government or company-specific action;
     o whether the company has already responded in some appropriate manner to the request embodied in a proposal;
     o whether the company's analysis and voting recommendation to shareholders is persuasive;
     o what other companies have done in response to the issue;
     o whether the proposal itself is well framed and reasonable;
     o whether implementation of the proposal would achieve the objectives sought in the proposal; and
     o whether the subject of the proposal is best left to the discretion of the board.

The following list includes some of the social and environmental issues to which this analysis is applied:

     o energy and environment
     o South Africa
     o Northern Ireland
     o military business
     o maquiladora standards and international operations policies
     o world debt crisis
     o equal employment opportunity and discrimination
     o animal rights
     o product integrity and marketing
     o human resources issues

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

     o Approximate costs of complying with current or proposed environmental laws
     o Steps company is taking to reduce greenhouse gasses or other environmental pollutants
     o Measurements of the company's emissions levels
     o Reduction targets or goals for environmental pollutants including greenhouse gasses

Vote AGAINST proposals that require a set reduction in greenhouse gas emissions by restrictive time frames unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

Vote AGAINST proposals asking for investment in or increased investment in renewable energy sources.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal and environmental impact of continued use of genetically engineered (GE) ingredients/seeds, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

         The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
     o Any voluntary labeling initiatives undertaken or considered by the company

Vote AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Vote AGAINST the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote AGAINST requests for reports outlining potential environmental damage from drilling in the Arctic national wildlife refuge (ANSR) unless:

     o New legislation is adopted allowing development and drilling in the ANWR region;

     o The company intends to pursue operations in the ANWR; and

     o The company does not currently disclose an environmental risk report for their operations in the ANWR.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Portfolio Manager

As of the filing date of this report, the Chartwell Dividend and Income Fund is managed by Bernard P. Schaffer of Chartwell Investment Partners, LP. Mr. Schaffer works with three Senior Portfolio Managers, Andrew S. Toburen, Paul A. Matlack, and Christine F. Williams. These individuals are responsible for the fixed income securities in the portfolio, while Mr. Schaffer is responsible for the equity securities in the portfolio, overall portfolio construction, and has the ability to override any decision made by the other portfolio managers.

Bernard P. Schaffer, a Managing Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is the Head Portfolio Manager of Chartwell Dividend and Income Fund. He earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing institutional accounts in the value style. Prior to joining Delaware, he was a Senior Vice President at Prudential Securities. Mr. Schaffer has 35 years of professional experience.

Andrew S. Toburen, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 1999, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor's degree in Economics from Yale University and an MBA from Cornell University's Johnson School of Management. He holds the Chartered Financial Analyst designation. From 1994 to 1997 he was part of a team managing high yield corporate bond assets for Nomura Corporate Research and Asset Management, Inc. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia, and has 12 years of professional experience.

Paul A. Matlack, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 2003, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor's degree in International Relations from the University of Pennsylvania and an MBA in Finance from George Washington University. He holds the Chartered Financial Analyst designation. Prior to joining Chartwell, Mr. Matlack was a Senior Portfolio Manager for Turner Investment Partners. Mr. Matlack is a member of the CFA Institute and the CFA Society of Philadelphia, and has 21 years of professional experience.

Christine F. Williams, a Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. She earned a Bachelor's degree in Economics from the University of Delaware and an MBA in Finance from St. Joseph's University. Prior to joining Chartwell, Ms. Williams was an Assistant Vice President, Fixed Income at Meridian Investment Company from 1990 to 1997 where she was part of the fixed income team. She began her career as a research analyst with Merrill Lynch. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia, and has 18 years of professional experience.

(a)(2) Other Accounts Managed

As of the most recently completed fiscal year end (November 30, 2006), the following table summarizes the other investment activities of each portfolio manager.

                                                                                                    # of Accounts      Total Assets
                                                                                                     Managed that         where
                                                                      Total                        Advisory Fee is     Advisory Fee
  Name of Portfolio                                                   # of                            Based on          is Based on
  Manager or Team                                                    Accounts                        Performance        Performance
       Member                         Type of Accounts               Managed      Total Assets     of the Account     of the Account
  -----------------                   ----------------               -------      ------------     --------------     --------------

1. Bernard P. Schaffer        Registered Investment Companies:           0              $0                0                  $0
                              Other Pooled Investment Vehicles:          0              $0                0                  $0
                              Other Accounts:                           28         $385 million           0                  $0

2. Andrew S. Toburen          Registered Investment Companies:           2         $238 million           0                  $0
                              Other Pooled Investment Vehicles:          2         $130 million           2             $130 million
                              Other Accounts:                           51         $817 million           0                  $0

3. Paul A. Matlack            Registered Investment Companies:           2         $238 million           0                  $0
                              Other Pooled Investment Vehicles:          2         $130 million           2             $130 million
                              Other Accounts:                           51         $817 million           0                  $0

4. Christine F. Williams      Registered Investment Companies:           2         $238 million           0                  $0
                              Other Pooled Investment Vehicles:          2         $130 million           2             $130 million
                              Other Accounts:                           51         $817 million           0                  $0

Chartwell Investment Partners ("Chartwell") acts as an adviser to both investment companies registered under the Investment Company Act of 1940 ("registered funds") and other clients ("investment accounts"). When registered funds and investment accounts are managed side-by-side, Chartwell personnel are to strictly follow the policies and procedures outlined in Chartwell's Compliance Manual and Code of Ethics to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. The policies, procedures, and controls in place are monitored by Chartwell's Compliance Department to identify any potential conflicts of interest and to effectively mitigate any such conflicts.

(a)(3)  Portfolio Manager Compensation

As of the most recently completed fiscal year end (November 30, 2006), the compensation paid to Chartwell portfolio managers consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark for both 1 year and 3 year periods. The S&P 500 Index and Merrill Lynch High Yield Cash Pay Index are used as benchmarks for Chartwell Dividend and Income Fund. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.

(a)(4)Equity Securities in the Registrant

The table below identifies ownership in Chartwell Dividend and Income Fund by each portfolio manager as of November 30, 2006:

                 PORTFOLIO MANAGER                    OWNERSHIP RANGE
                 Bernard P. Schaffer                  $10,000-$50,000
                 Andrew S. Toburen                    None
                 Paul A. Matlack                      None
                 Christine F. Williams                None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on March 17, 2006.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        ----------------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date:  January 30, 2007




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        ----------------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date: January 30, 2007


By (Signature and Title)*               /s/ G. Gregory Hagar
                                        ----------------------------------
                                        G. Gregory Hagar, Vice President and CFO
                                        (Principal Financial Officer)

Date: January 30, 2007

* Print the name and title of each signing officer under his or her signature.